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                              TERMINATION AGREEMENT

         This Termination Agreement (the "Agreement") is made and entered into as of the 31st day of July, 1997, among the parties to the Melvin and Irving Schottenstein Family Agreement dated as of October 11, 1993 (as amended on March 17, 1997, the "Family Agreement"), and M/I Schottenstein Homes, Inc., an Ohio corporation (the "Company").

         Capitalized terms used in this Agreement shall have the meanings assigned thereto in the Family Agreement.

                                     RECITAL
                                     -------

         WHEREAS, the Company has agreed to repurchase an aggregate of 702,439 COMMON SHARES from certain of MEL'S FAMILY SHAREHOLDERS on the date hereof;

         WHEREAS, HOLLY, ERIC and Amy D. Schottenstein ("AMY") have agreed to resign from the Board of Directors of the Company;

         WHEREAS, IRVING has agreed to deliver $25,083.75 to HOLLY, $54,164.81 to ERIC, $26,190.00 to AMY and $26,268.75 to Julie S. Saar ("JULIE"), in each case in next day funds, in consideration for their execution of this Agreement; and

         WHEREAS, the parties hereto desire to terminate the Family Agreement in its entirety;

         NOW, THEREFORE, in consideration of the foregoing, the mutual covenants set forth herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties do hereby agree as follows:

         Section 1. PAYMENTS. On the date this Agreement has been signed by each of the signatories hereto, IRVING shall deliver (i) $25,083.75 to HOLLY, (ii) $54,164.81 to ERIC, (iii) $26,190.00 to AMY and (iv) $26,268.75 to JULIE, in
each case in next day funds (collectively, the "Termination Payments").

         Section 2. RESIGNATIONS. (a) HOLLY, ERIC and AMY shall deliver their written resignations as directors of the Company on the date hereof, which resignations shall become effective immediately upon the termination of the Family Agreement.

         (b) HOLLY, ERIC and AMY, severally and not jointly, represent and warrant that they are resigning as directors of the Company solely in connection with the repurchase of the 702,439 COMMON SHARES contemplated hereby and in connection with the termination of the Family Agreement and that none of HOLLY, ERIC or AMY has furnished, and none will furnish, a letter to the Company describing any disagreement with the Company on any matter relating to the Company's operations, policies or practices and requesting that such matter be disclosed.

         Section 3. FACILITATION OF COMMON SHARE REPURCHASE. Each of the parties hereto agree that, notwithstanding anything in the Family Agreement to the contrary, the Company may repurchase from MEL'S FAMILY SHAREHOLDERS, and MEL'S FAMILY SHAREHOLDERS may sell to the Company, up to 702,439 COMMON SHARES on or after the date hereof at a repurchase price of $12.8125 per COMMON SHARE.

         Section 4. WAIVER OF RIGHTS OF FIRST AND SECOND REFUSAL. Each of the parties hereto waives any and all rights of first and second refusal, and notice thereof, pursuant to Section 6 of the Family Agreement in connection with the repurchase by the Company of COMMON SHARES from one or more of MEL'S FAMILY SHAREHOLDERS as contemplated by Section 3 of this Agreement.

         Section 5. SECURITIES LAWS COMPLIANCE. (a) It is the intention of the PARTIES hereto that the repurchase of COMMON SHARES from one or more of MEL'S FAMILY SHAREHOLDERS contemplated by Section 3 of this Agreement comply with all applicable federal and state securities laws, and each of the parties hereto, including for such purpose the Company, agrees to take all actions reasonably necessary and to cooperate in good faith to ensure such compliance to make any all filings required under all applicable federal and state securities laws.

         (b) The Company will arrange, at its expense, to have Forms 4 prepared for HOLLY, ERIC and AMY in connection with the repurchase contemplated hereby, and, upon review of such Forms 4 by counsel to HOLLY, ERIC and AMY, shall cause such Forms 4 to be filed with the S.E.C. pursuant to Section 16 of the Securities Exchange Act of 1934, as amended (the "Exchange Act").

         (c) It is the intention of the PARTIES hereto that the restrictive legends on the remaining share certificates of MEL'S FAMILY SHAREHOLDERS be removed as soon as reasonably practicable and that the COMMON SHARES represented by such share certificates become eligible to be sold pursuant to Rule 144(k) under the SECURITIES Act as soon as permitted under the SECURITIES ACT. The PARTIES hereto acknowledge and agree that Rule 144(k) requires that at the time of any applicable sale the holder of COMMON SHARES shall not be "an affiliate of the issuer at the time of the sale and [shall not have] been an affiliate during the preceding three months" and that "a period of at least two years [shall have] elapsed since the later of the date the securities were acquired from the issuer or from an affiliate of the issuer." The PARTIES further acknowledge and agree that the question of "affiliate" status under the SECURITIES ACT is one of facts and circumstances that cannot be determined in advance.

         (d) Subject to subsection (c) above, as soon as reasonably practicable after MEL'S FAMILY SHAREHOLDERS have ceased to be affiliates under the SECURITIES ACT for more than 90 days, and assuming that MEL'S FAMILY SHAREHOLDERS otherwise satisfy the requirements of Rule 144(k) under the SECURITIES ACT, the Company will use reasonable efforts to obtain an opinion from outside counsel, at the Company's expense, to the effect that MEL'S FAMILY SHAREHOLDERS may rely on Rule 144(k) under the SECURITIES ACT and/or that the restrictive legends on the remaining share certificates of MEL'S FAMILY SHAREHOLDERS may be removed. The PARTIES hereto agree to

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provide such outside counsel such documents and certificates as are reasonably requested by such counsel in connection with such opinion, and such counsel shall be entitled to rely, as to matters of fact, on any such certificate or document. The Company makes no representations or warranties as to when, or if, MEL'S FAMILY SHAREHOLDERS will have ceased to be affiliates under the SECURITIES ACT for more than 90 days.

         Section 6. TERMINATION OF THE FAMILY AGREEMENT. The Family Agreement shall be terminated in its entirety, and shall be of no further force or effect, effective immediately upon delivery of the Termination Payments by IRVING.

         Section 7. MUTUAL RELEASE. In consideration of the receipt of the consideration described herein, each of the PARTIES hereto do hereby, on behalf of themselves, the PARTIES whom they represent, their respective heirs, administrators, executors, agents, parents, subsidiaries, affiliates, divisions, officers, directors, stockholders, employees, successors and assigns, forever release and discharge each other and their respective heirs, administrators, executors, agents, parents, subsidiaries, affiliates, divisions, officers, directors, stockholders, employees, successors, and assigns ("Released Parties"), from any and all charges, claims, demands, judgments, actions, causes of action, damages, expenses, costs, attorneys' fees, and liabilities of any kind whatsoever, whether known or unknown, vested or contingent, in law, equity or otherwise, which any such party has ever had, now has, or may hereafter have against said Released Parties for or on account of any matter, cause or thing whatsoever relating to the Company or to Joshua Investment Company which has occurred prior to the date of this Agreement.

         Section 8. INDEMNIFICATION. The Company will, to the fullest extent permitted under applicable law and the Company's Articles of Incorporation and Code of Regulations, as currently in effect, indemnify and hold harmless LENORE, HOLLY, ERIC and AMY against all costs and expenses (including reasonable attorneys' fees), judgments, fines, losses, claims, damages, liabilities and settlement amounts paid in connection with any claim, action suit, proceeding or investigation (whether arising before or after the date hereof), whether civil, criminal, administrative or investigative, arising out of or directly pertaining to any action or omission in their capacity as directors, officers or employees of the Company occurring on or prior to the date hereof, whether asserted or claimed prior to, at or after the date hereof, for a period of six years after the date hereof, in each case to the fullest extent permitted under applicable law and the Company's Articles of Incorporation and Code of Regulations, as currently in effect (and shall pay any expenses in advance of the final disposition of such action or proceeding to such PARTY to the fullest extent permitted under applicable law and the Company's Articles of Incorporation and Code of Regulations, as currently in effect, upon receipt from the PARTY to whom expenses are advanced of an undertaking to repay such advances, which undertaking is required under applicable law or the Company's Articles of Incorporation and Code of Regulations, as currently in effect). In the event of any such claim, action, suit, proceeding or investigation, (i) the Company will pay the reasonable fees and expenses of counsel selected by such PARTY promptly after statements therefor are received and (ii) the Company shall cooperate in the defense of any such matter. In the event that any claim for indemnification is asserted or made within such six-year period, all rights to indemnification in respect of such claim shall continue until the final disposition of such claim.

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         Section 9. FURTHER ASSURANCES. Each of the parties hereto agrees, at any time and from time to time, upon the reasonable request of any other party hereto, to do, execute, acknowledge and deliver, or cause to be done, executed, acknowledged and delivered, all such further acts, documents and instruments as may be required to effect any of the transactions contemplated by this Agreement.

         Section 10. BINDING EFFECT. This Agreement shall be binding upon and inure to the benefit of the PARTIES and their respective heirs, executors and permitted assigns.

         Section 11. JOINT PREPARATION. This Agreement shall be deemed to have been prepared jointly by the parties hereto, and any uncertainty or ambiguity existing herein shall not be interpreted against any PARTY, but shall be interpreted according to the rules for the interpretation of arm's length agreements.

         Section 12. GOVERNING LAW; VENUE. This Agreement shall be construed in accordance with Ohio law. The PARTIES hereto agree that any action concerning, relating to, or involving this Agreement must be venued in Franklin County, Ohio, and the PARTIES hereto irrevocably consent to the jurisdiction of the courts in Franklin County, Ohio.

         Section 13. COUNTERPARTS. This Agreement may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument.

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         IN WITNESS WHEREOF, each of the PARTIES has entered into this Agreement as of the date and year first above written.

  /s/ Irving E. Schottenstein                              /s/ Lenore S. Sagner
-------------------------------------------------         --------------------------------------------------
Irving E. Schottenstein, as Family Representative         Lenore S. Sagner, as Family Representative

M/I SCHOTTENSTEIN HOMES, INC.

By:  /s/ Irving E. Schottenstein                            /s/ Lenore S. Sagner
-------------------------------------------------         --------------------------------------------------
     Irving E. Schottenstein                              Lenore S. Sagner, individually and as trustee

  /s/ Irving E. Schottenstein                               /s/ Frances P. Schottenstein
-------------------------------------------------         --------------------------------------------------
Irving E. Schottenstein, individually and as trustee      Frances P. Schottenstein

  /s/ Robert H. Schottenstein                              /s/ Robert H. Schottenstein
-------------------------------------------------         -------------------------------------------------
Robert H. Schottenstein, individually and as trustee      Janice K. Schottenstein

  /s/ Steven Schottenstein                                 /s/ Jill Schottenstein
-------------------------------------------------         --------------------------------------------------
Steven Schottenstein, individually and as trustee         Jill Schottenstein

  /s/ Gary L. Schottenstein                                /s/ Terri Schottenstein
-------------------------------------------------         --------------------------------------------------
Gary L. Schottenstein, individually and as trustee        Terri Schottenstein
individually, and as trustee

 /s/ Linda S. Fisher                                       /s/ Robert W. Fisher
-------------------------------------------------         --------------------------------------------------
Linda S. Fisher, individually and as trustee               Robert W. Fisher

  /s/ Holly S. Kastan                                      /s/ Bradley R. Kastan
-------------------------------------------------         --------------------------------------------------
Holly S. Kastan, individually and as trustee              Bradley R. Kastan, individually and as trustee

  /s/ Eric J. Schottenstein                                /s/ Melanie K. Schottenstein
-------------------------------------------------         --------------------------------------------------
Eric J. Schottenstein, individually and as trustee         Melanie K. Schottenstein

  /s/ Amy D. Schottenstein                                 /s/ Justin Magaram
-------------------------------------------------         --------------------------------------------------
Amy D. Schottenstein, individually and as trustee         Justin Magaram

  /s/ Julie S. Saar                                        /s/ Yoaz Saar
-------------------------------------------------         --------------------------------------------------
Julie S. Saar, individually and as trustee                 Yoaz Saar, individually and as trustee

  /s/ David J. Kastan
-------------------------------------------------
David J. Kastan, as trustee

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